UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 – December 31, 2010

Item 1. Reports to Shareholders.

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS
www.roycefunds.com

Performance and Expenses	Through December 31, 2010

	Average Annual Total Returns
				Since		Annual Operating
Fund	1-Year	5-Year	10-Year	Inception		Expenses
Royce Capital Fund–Micro-Cap Portfolio	30.10%	7.96%	12.13%	13.69%	(12/27/96)	1.58%
Royce Capital Fund–Small-Cap Portfolio	20.52	6.06	10.35	12.14	(12/27/96)	1.07
Russell 2000	26.86	4.47	6.33	7.11 *		n.a.
 * Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.  The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest up to 25% of its respective net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

This page is not part of the 2010 Annual Report to Shareholders

Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Postscript: Style Points	Inside Back Cover

Annual Report to Shareholders	7

This page is not part of the 2010 Annual Report to Shareholders | 1

Here at Royce, we have consistently applied a highly disciplined approach that surveys the entire universe of micro-cap, small-cap and mid-cap companies, striving to uncover mispriced and underappreciated businesses. Our experience over nearly four decades, a span encompassing multiple market and economic cycles, has given us a unique perspective into what makes companies grow, what can lead them to be overvalued and what makes them undervalued.

Our long-term perspective involves an attempt to understand what a business is worth and, consequently, what a private buyer might pay for the entire enterprise. In other words, we think like owners, not renters. So as holding periods have contracted of late, we find our thoughts more closely aligned with private equity investors who seek to buy entire companies because, like them, we evaluate the financial and business dynamics of an enterprise as if we were purchasing the entire company. Our goal is to buy businesses, not just stocks.

This business buyer’s mentality has served us very well over the years as styles have gone in and out of favor,

Continued on page 4…
Letter to Our Shareholders

Into The Great Wide Open
The stock market enjoyed a very good year in 2010. In a normal year, this would be an unremarkable observation, perhaps one not even worth making, at least not as a statement on its own. Twenty-ten, however, was no normal year, even applying the most generous range to that modifier. One could even argue that the mostly terrific results for equities were one of the major symptoms of the year’s glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.
    The nature and direction of that uncertainty is also worth noting, as it took on a generally western drift and included crises—some real, others perceived and a few arguably exaggerated—in each of the aforementioned locales. It began early in 2010 with an economic slowdown in China, which hurt hard asset prices everywhere while sending a chill through most of the world’s capital markets. By spring, it had rolled into Europe in the form of the sovereign debt crisis before blowing across the Atlantic in the summer with fears of a double-dip recession in the U.S. The prospect of crisis then drifted back to China early in the autumn with attempts by the Chinese government to slow the nation’s economy, before again lingering in Europe later in the fall with another sovereign debt problem, this time in Ireland.
    Interestingly, and perhaps tellingly, the world’s equity markets began to shake off these events, or their possible materialization, in July. Share prices mostly climbed from that month through the end of the year, with the third and fourth quarters producing

2 | This page is not part of the 2010 Annual Report to Shareholders healthy, double-digit returns for most of the world’s major indexes. So what happened to swing the mood of investors? While clearly concerned about a repeat of 2008, even a  more muted version, investors at the same time seemed to respond a little better to the news of each impending difficulty.  They may have seen some of what we saw—companies that, since the financial crisis erupted in the fall of 2008, have been managing their businesses successfully, providing many pockets of strength in a domestic economy that was slowly and, at least in our estimation, surely recovering.
    So while serious problems remain—housing, unemployment, the sorry state of national, state and municipal balance sheets—we see better times ahead. At the same time, we accept that the coming year (and perhaps longer) represents something like uncharted territory. To some, the immediate future feels like the great wide open, a place where all of the uncertainty and contradictory signals create a free-falling sensation that lacks the solid footing one might  otherwise expect two years’ worth of strong market returns to supply. After breaking down the year’s returns for the major indexes, we’ll make our case that we are on more solid ground than many think.

One could even argue that the mostly terrific results for equities were one of the major symptoms of the year’s glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.

Breakdown
While the year ended well for most major equity indexes, results through the first half of the year were fairly dismal, with all of the major domestic and non-U.S. indexes posting negative returns. Following domestic market lows in early July, however, share prices began an ascent that took them through the end of the year, making 2010 the second consecutive year of double-digit positive performance for the three major U.S. indexes. Small-caps led the way by a substantial margin. For the calendar year, the small-cap Russell 2000 gained 26.9%, the large-cap S&P 500 climbed 15.1% and the more tech-heavy Nasdaq Composite rose 16.9%. (Although returns for the Russell Midcap index were also quite healthy, they lagged those of small-cap in 2010, with the Russell Midcap index up 25.5%.)
    Each index’s showing from the interim small-cap low on July 6, 2010—a period that coincided with the greatest anxiety over a double-dip recession—was particularly impressive. From that date through December 31, 2010 the Russell 2000 was up 33.6% versus respective gains of 23.6% and 26.7% for the S&P 500 and Nasdaq Composite. The advantage for small-cap stocks during both the recent bull run and the year as a whole was sealed during  the fourth quarter, when the Russell 2000 was up 16.3% versus respective gains of 10.8% and 12.0% for the larger-cap S&P 500 and Nasdaq Composite. Better relative first-half performance was also a factor, as the small-cap index lost less than its larger siblings through the first six months of 2010. As welcome and strong as 2010’s returns

Our work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline of the dollar, and renewed activity in many sectors and industries. So the market’s strength through much of 2010 was not a surprise to us.

This page is not part of the 2010 Annual Report to Shareholders | 3

  many times driven by economic cycles.

Our analytical work centers first on evaluating what a business is worth today, in recognition of the fact that it is a far more difficult proposition to discern what a business will be worth in the future. Once we have appropriate conviction on the value of an enterprise, we then establish a share price that we are willing to pay that discounts a required rate of return on our capital and adds additional margin for our inevitable mistakes. Generally speaking, we target a discount of at least 30%—and preferably 50%—below our assessment of a business’s worth. This would translate into a 44%–100% return on our investment in the event that our share price objective is met.

 So what differentiates a business buyer’s analysis from the traditional approach more concerned with earnings growth? First and most importantly, the business is measured over a long-term period and not on financial results from one quarter or even one year. Businesses tend not to change overnight. However, we know from experience that their stock prices certainly can.

Measuring the profitability of a business is not a novel idea, but it’s a task that we perform diligently in an attempt to understand the quality and sustainability of a business. Return on Invested Capital (ROIC), Return on Assets (ROA) and Free Cash Flow are our favored metrics, but they are obviously just numbers that are readily available to everyone and,

Continued on page 6…
Letter to Our Shareholders

were, the three U.S. indexes remained shy of their respective peaks, though the Russell 2000, only 3.8% off its previous peak on July 13, 2007, came closest to setting a new market cycle high. The S&P 500 finished the year 13.6% shy of its peak on October 9, 2007, while the Nasdaq has still not surpassed its peak from March 10, 2000 and ended the year 47.5% off that high.
    Non-U.S. indexes performed in line with their U.S. counterparts, though small-cap’s edge was even more pronounced in 2010 than it was here at home. For the calendar year, the MSCI World (ex U.S.) Small Core index gained 24.5%, while the MSCI EAFE index was up 7.8%. Both the small-cap and large-cap non-U.S. indexes were strong off the early July domestic small-cap low. From July 6, 2010 through December 31, 2010, the MSCI World (ex U.S.) Small Core index climbed 29.8%, and the MSCI EAFE index rose 21.3%. Three-year average annual returns for both overseas indexes were negative, as they were for the S&P 500. The Nasdaq was essentially flat for the three-year period ended December 31, 2010, while the Russell 2000 gained 2.2%. For the five-year period ended December 31, 2010, the two non-U.S. and three domestic indexes were all positive, with the Russell 2000 and MSCI World (ex U.S.) Small Core index in the lead, followed by the Nasdaq, the MSCI EAFE and the S&P 500.
    Within small-cap, growth continued its leadership, outperforming value in 2010. The Russell 2000 Value index rose 24.5% compared to a gain of 29.1% for the Russell 2000 Growth index. Small-cap growth also held an edge for the five-year period ended December 31, 2010, while annualized periods of 10 years or more saw a sizeable edge for small-cap value. Micro-cap companies performed even better in the calendar year with the Russell Microcap index up 28.9% in 2010. As was the case with small-cap, growth provided an edge relative to value within the Russell Microcap index for the calendar-year period.

Long After Dark
As wonderful as it was to see a second straight year of terrific equity returns, particularly coming off the financial collapse of late 2008-early 2009, the issue remains that the market rose markedly in a period of intense economic anxiety, which has engendered a host of questions about how and why this happened. It puts us in mind of the old adage that the market climbs a wall of worry. It also dovetails nicely with the notion that the market is almost always looking ahead a few years, which, if nothing else, makes it clear that investors were more optimistic about the global economy than many others.
    In fact, both of those ideas define what happened in 2010 pretty well. Looking more closely, we think what happened was that the media focused on a narrow set of economic news, namely deficits, housing and unemployment, and missed much of what was going on elsewhere in the economy. For months, the dominant stories were budget woes, foreclosures and jobless claims. While these are undoubtedly serious problems, they also offer very narrow lenses through which to view the economy, whether that of the

4 | This page is not part of the 2010 Annual Report to Shareholders

U.S. or the world. Our own work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline  of the dollar, and renewed activity in many sectors and industries. So the market’s strength through much of 2010 was not a surprise to us.
    If not for those worrisome problems just mentioned, the success of the market in 2010 would be a very different kind of story. However, we remain convinced that what took place in equities last year was simply the historical advantage that small-caps have typically enjoyed coming out of recessions. They are often thought of as being more nimble and thus more responsive to  economic events, and 2010 represents to us the latest phase in the post-recession recovery for stocks that began after the market low in March 2009. Of course, the world is not as complacent as it was in the middle part of the decade. Much of the wariness about the recent bull market is symptomatic of the generally more cautious attitude that many people now possess. As value investors, we are always all for caution, but we see the intelligence with which so many companies have managed themselves over the last two or three years as more meaningful than the economic problems we are currently laboring to solve. This is what inspires our confidence in the economy going forward.

We suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends.

The Waiting
Returning to the more narrow sphere of stocks, we have noticed that the world seems to have been waiting for a while now for large-cap to post a pronounced gain in performance at the expense of their small-cap counterparts. As of this writing, this grand shift to large-cap leadership has not materialized. From our somewhat biased perspective, we do not see it coming soon, though we do see what we regard as an important change in the market. As indiscriminately good as most of the last 22 months have been for stocks, we suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped  by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends. These elements are more likely to determine leadership than market capitalization. So while it would not be surprising to see large-cap enjoying periods of outperformance in the months to come, we do not expect the spread to be significant. We believe that the days of wide divergence between small-cap and large-cap, such as we saw in the ’90s, are over, at least for the intermediate term.
    As long-established believers in reversion to the mean, we think that the decade ahead should be a positive one for stocks if for no other reason than that  the previous one was so difficult. We also see the next few years as something of a reverse of the previous two—our expectation is that the economy will heat up and grow more quickly than the stock market. While we remain essentially confident about the long-term prospects for stocks, we do not see the kind of returns on an annualized basis that we saw

Overall, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

This page is not part of the 2010 Annual Report to Shareholders | 5

 on their own, only reveal so much. While each plays an important part in determining a company’s valuation, it is ultimately the subjective assessment of an enterprise that tests our analytical acumen.

 Enterprise Conviction (EC) is a proprietary methodology that we developed at Royce to isolate our assessment of conviction in the quality of a business from its valuation. We have developed core tenets designed to reveal the structure of the company’s market, the sustainable or competitive edge that it possesses, its future prospects, and the ability of the management team to guide the business going forward.

 Importantly, this combination of Enterprise Conviction backed up by traditional analytics has also created a consistent approach to our interactions with company management teams. Meeting and interviewing the key leaders of a business is a critical part of Royce’s business evaluation process. Using our specialized process offers a measure of protection against common investor pitfalls such as “value traps,” commitment bias or allowing an interesting management story to morph into investment conviction. At Royce, our process centers on uncovering the worth of a business, not on what its stock may do in the near term. By establishing conviction about our knowledge of an entire enterprise, we can more easily assess the financial opportunities, weigh the risks of investment, and determine an appropriate price to pay.
Letter to Our Shareholders

in 2009 and 2010 and instead see annualized returns in the high single digits for the decade as a whole. There should be a lot of differentiation and an ample number of corrections, some of them, like 2010’s spring-summer downturn, more than capable of temporarily suspending investors’ confidence. We view this as a near-ideal environment for disciplined and discriminating stock pickers such as ourselves. Overall, then, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

Sincerely,
Charles M. Royce W. Whitney George Jack E. Fockler, Jr.
President Vice President Vice President

January 31, 2011

We dedicate this Review and Report to the memory of our beloved partner and colleague, Denis Fitzgerald, who passed away in February. Denis was a valued member of our marketing and research teams and contributed immeasurably to the production and design of our materials. He worked alongside of us for nearly 22 years. His commitment to our firm and its betterment were unsurpassed. His energy and spirit not only define our firm, but will remain with us forever.

6 | This page is not part of the 2010 Annual Report to Shareholders

Royce Capital Fund 2010 Annual Report to Shareholders | 7

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/10
July-December 2010*			32.18%
One-Year			30.10
Three-Year			5.23
Five-Year			7.96
10-Year			12.13
Since Inception (12/27/96)			13.69
ANNUAL EXPENSE RATIO
Operating Expenses			1.58%
* Not annualized

CALENDAR YEAR TOTAL RETURNS
Year	RCM	Year	RCM
2010	30.1%	2003	49.2%
2009	57.9	2002	-12.9
2008	-43.3	2001	29.7
2007	4.0	2000	18.5
2006	21.1	1999	28.1
2005	11.6	1998	4.1
2004	13.8	1997	21.2

TOP 10 POSITIONS % of Net Assets
Fronteer Gold			1.3%
Total Energy Services			1.1
Burckhardt Compression Holding			1.0
Cavco Industries			1.0
Silvercorp Metals			1.0
OYO Geospace			1.0
Semperit AG Holding			1.0
US Gold			1.0
Olympic Steel			1.0
Lamprell			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Natural Resources			19.0%
Industrial Products			13.8
Technology			12.9
Industrial Services			10.6
Health			10.2
Consumer Products			4.9
Consumer Services			4.8
Financial Services			3.3
Financial Intermediaries			3.2
Miscellaneous			4.9
Cash and Cash Equivalents			12.4

Royce Capital Fund—Micro-Cap Portfolio

Manager’s Discussion
Like the rest of the stock market, micro-caps enjoyed a strong year, particularly in the more bullish second half of 2010, which can be seen in the calendar-year result for Royce Capital Fund–Micro-Cap Portfolio (RCM). The Fund was up 30.1% for the calendar year, ahead of both its small-cap benchmark, the Russell 2000, which  rose 26.9%, and the 28.9% gain for the Russell Microcap index for the same period. The Fund was down 1.6% in the first half of the year, with a solid first-quarter return and a better relative down-market showing in the bearish second quarter. Small-cap stocks began to rally following the 2010 low on July 6, which meant strong quarterly showings in both the third and fourth quarters. Between July and September, RCM rose 12.6% compared to respective gains of 11.3% and 7.8% for the Russell 2000 and Russell Microcap indexes. In the year’s final quarter, the Fund kept up its momentum, though it gave up some ground to the micro-cap index, up 17.4% versus 16.3% for the Russell 2000 and 19.4% for the Russell Microcap index.

GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Fronteer Gold	1.51%
US Gold	1.25
Luk Fook Holdings (International)	1.04
OYO Geospace	0.97
Lamprell	0.97
* Includes dividends

    The Fund’s relative strength during the second-quarter correction and the third-quarter rally was thus critical to its advantage over its benchmark, though its absolute results for the entire year were most pleasing to us.  We were also very happy that RCM held an edge over both indexes from the market low on March 9, 2009 through the end of December, 2010, gaining 164.6% versus 134.0% for the Russell 2000 and 139.7% for the micro-cap index. The Fund’s performance  advantage remained during calendar-based, longer-term periods, as it bested the Russell Microcap index—for which data goes back to 2000—for the three-, five- and 10-year periods ended December 31, 2010.  RCM also outpaced the Russell 2000 for each of those aforementioned periods and the since inception (12/27/96) period ended December 31, 2010. The Fund’s average annual total return since inception was 13.7%.
    Although all of the Fund’s equity sectors made positive contributions to performance in 2010, Natural Resources—its largest sector at the end of December—led by a wide margin, more than three times that of RCM’s next best-performing sector, Technology. Its formidable showing was primarily attributable to terrific results from holdings in the precious metals and mining group and energy services companies. These areas received a boost from a worldwide

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2010.

 8 | Royce Capital Fund 2010 Annual Report to Shareholders

Performance and Portfolio Review

spike in the prices of many commodities, particularly oil and gold. We have been increasingly drawn to hard asset stocks over the last seven years in large part because we expected these kinds of companies to succeed in an inflationary environment. They were among the Fund’s most successful portfolio investments in 2009, and we were again pleased with how well many of these holdings performed in 2010.
    Fronteer Gold reaped a golden harvest from discoveries earlier in the year in its home base of Nevada, where it has been focusing more and more of its attention. We sold some shares in February and again between June and December. The months of March, September and December saw us taking gains in shares of US Gold after disappointing results on gold deposits, though the firm also benefitted from the discovery of silver in one of its Mexican mines late in the year. Each was a top-ten position at the end of December. OYO Geospace was another top-performing top-ten holding. The company manufactures instruments and equipment used in the acquisition and processing of seismic data, as well as in the characterization and monitoring of producing oil and gas reservoirs. We like its prudent, conservative management, particularly the way that they continued to reinvest in the business through the worst days of the recession.

    Outside of the Natural Resources sector, Luk Fook Holdings (International) enjoyed success in all aspects of its business, which includes designing, wholesaling and retailing a variety of gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best-known jewelry companies in China after having been long established in Hong Kong. We found very little not to like about the company—it possesses a terrific franchise model, impressive margins, a solid balance sheet, high cash flow and accessible management. We began to take gains in October.

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*
Genoptix	-0.58%
Atlantic Tele-Network	-0.50
Sterling Construction	-0.38
Jinpan International	-0.30
SurModics	-0.29
* Net of dividends

    As for those holdings that were less successful in 2010, we chose to hold a small position in Genoptix, which provides specialized  laboratory services that focus on personalized, comprehensive diagnostics to cancer sufferers that are primarily sold to oncologists and hematologists. Its share price began to rebound in December on takeover rumors, which prompted us to sell some shares, though we still held a small position at year end. Still confident in its ability to improve results enough to attract more investors, we slightly increased our stake in Atlantic Tele-Network in December. The company provides wireless and other telecommunications services to rural, niche, and other under-served markets and geographies in the U.S., Bermuda and the Caribbean.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS
	Average Market
	Capitalization*	$424 million
	Weighted Average
	P/E Ratio**	17.7x
	Weighted Average
	P/B Ratio	1.9x
	U.S. Investments
	(% of Net Assets)	63.1%
	Non-U.S. Investments
	(% of Net Assets)	24.5%
	Fund Net Assets	$694 million
	Turnover Rate	35%
	Number of Holdings	213
	Symbol
	Investment Class	RCMCX
	Service Class	RCMSX
* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/10).

RISK/RETURN COMPARISON
Five-Year Period Ended 12/31/10
	Average Annual Total Return	Standard Deviation	Return Efficiency*
RCM	7.96%	22.72	0.35
Russell 2000	4.47	23.11	0.19
* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

Royce Capital Fund 2010 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/10
July-December 2010*			20.66%
One-Year			20.52
Three-Year			5.87
Five-Year			6.06
10-Year			10.35
Since Inception (12/27/96)			12.44
ANNUAL EXPENSE RATIO
Operating Expenses			1.07%
* Not annualized

CALENDAR YEAR TOTAL RETURNS
Year	RCS	Year	RCS
2010	20.5%	2003	41.1%
2009	35.2	2002	-13.8
2008	-27.2	2001	21.0
2007	-2.1	2000	33.3
2006	15.6	1999	8.2
2005	8.6	1998	8.9
2004	25.0	1997	17.1

TOP 10 POSITIONS % of Net Assets
Dress Barn (The)			3.0%
Allied World Assurance Company Holdings			3.0
Jos. A. Bank Clothiers			2.9
ManTech International Cl. A			2.7
MEDNAX			2.5
Steven Madden			2.5
Federated Investors Cl. B			2.3
Buckle (The)			2.2
MAXIMUS			2.0
Wolverine World Wide			2.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
Financial Intermediaries			14.8%
Health			13.9
Consumer Services			12.7
Consumer Products			11.0
Natural Resources			9.6
Technology			9.5
Industrial Products			6.7
Industrial Services			4.7
Financial Services			3.7
Miscellaneous			3.9
Cash and Cash Equivalents			9.5

Royce Capital Fund—Small-Cap Portfolio

Manager’s Discussion
The market was mostly sluggish in the first half of 2010 before staging a remarkable and welcome rally in the second half that made for mostly terrific 12-month results for equities. In this improving environment, Royce Capital Fund–Small-Cap Portfolio (RCS) gained 20.5% for the calendar year, lagging its benchmark, the Russell 2000, which was up 26.9% for the same period. On a relative basis, RCS fared better in the more bearish first half of the year in which the Fund was down 0.1% versus a loss of 1.9% for its small-cap benchmark. The Fund’s down market strength could be seen more vividly in the correction that lasted from late April through early July. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RCS lost 13.5% versus a decline of 20.3% for the Russell 2000. This showing, along with the Fund’s strong absolute return for the calendar-year period, helped to mitigate the disappointment of underperforming the small-cap index in 2010. The Fund was also competitive with the small-cap index from the market low on March 9, 2009 through the end of 2010, gaining 123.1% versus 134.0% for the benchmark.

GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*
Steven Madden	1.49%
Dorman Products	0.92
Emergent Biosolutions	0.92
NBTY	0.89
Jos. A. Bank Clothiers	0.88
* Includes dividends

     It was during the welcome rally that spanned most of the third quarter (+7.4% versus +11.3%) and all of the fourth quarter (+12.4% versus +16.3%) that RCS ceded the most ground to the Russell 2000. Recent short-term relative underperformance versus the benchmark notwithstanding, the Fund has recently performed in line with our expectations by losing less in downdrafts and remaining close to the Russell 2000 during upswings by posting solid to strong performance on an absolute basis. These kinds of performances helped RCS to hold an advantage over the Russell 2000 over longer-term periods. The Fund beat the index for the three-, five-, 10-year and since inception (12/27/96) periods ended December 31, 2010. RCS’s average annual return since inception was 12.1%.
    Top performer (and top-ten holding) Steven Madden designs and sells footwear, handbags and accessories. It has a strong balance sheet, steady earnings and positive cash flow from operations. The company has recently added new brands to its own well-known name, either by introducing its own or by purchasing existing ones, such as dressmaker Betsey Johnson. Its own core business in handbags and shoes has done well, in part because these accessories proved highly recession proof (as they did in previous recessions). A business with a reputation for quality and value, Jos. A. Bank Clothiers manufactures and sells tailored and casual clothing and accessories for men. We began to build a position late in 2009. In our view, it has long been a poorly understood business

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2010.

 10 | Royce Capital Fund 2010 Annual Report to Shareholders

Performance and Portfolio Review

with what we thought was a very attractive valuation, a strong balance sheet and plenty of cash. While the company’s regular sales and promotions are thought by some analysts to hurt profit margins, our own analysis suggested that they are not only less of a hindrance than is generally supposed, but in fact seem to keep sales in overall good shape. Strong earnings in 2010’s recovery helped push its stock price higher into October. It also was a top-ten position at the end of December.
    Dorman Products manufactures after-market replacement auto parts and is often the first company to market with products. We initiated a position in 2006. Its business proved resilient in an economy that saw people holding on to their cars for increasingly long periods. Earnings in the recession were lower but positive and picked up speed in 2010 as the economy improved. Emergent Biosolutions develops and manufactures vaccines and immune-related therapeutics. Its primary offering, BioThrax, is a vaccine for preventing anthrax infection. It is in such high demand from the U.S. government, especially the military, that Uncle Sam is paying for a new plant and providing capital for the firm to develop the next generation of anthrax vaccines and to improve the shelf life of the existing supply. We like these developments and the fact that it’s a conservatively capitalized business in an industry with high barriers to entry.

    We remained cautiously optimistic about the turnaround prospects for mobile-data communications equipment maker Comtech Telecommunications. Late in 2010, the firm initiated a dividend and started to buy back stock, both of which helped its stock price to

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*
Comtech Telecommunications	-0.54%
ManTech International Cl. A	-0.39
Knight Capital Group Cl. A	-0.29
Tidewater	-0.27
Orchids Paper Products	-0.21
* Net of dividends

bounce back from losses earlier in the year to some degree. Although we built our stake during July and September, we trimmed our position in December when its share price bounced back a bit. ManTech International provides technologies and solutions for national security programs in the United States and other nations. Much of its business involves products used in active theaters of war, so news of U.S. troop drawdowns in Iraq, and possibly Afghanistan, drove investors away from its stock, as did talk of Pentagon budget cuts and news that the U.S. military would begin looking for contracted margins with most vendors. We, on the other hand, liked its recent acquisitions, especially in cyber businesses, that should work to diversify the company and make it less reliant on combat operation.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS
	Average Market
	Capitalization*	$1,362 million
	Weighted Average
	P/E Ratio**	12.6x
	Weighted Average
	P/B Ratio	1.7x
	U.S. Investments
	(% of Net Assets)	89.6%
	Non-U.S. Investments
	(% of Net Assets)	0.9%
	Fund Net Assets	$672 million
	Turnover Rate	34%
	Number of Holdings	83
	Symbol
	Investment Class	RCPFX
	Service Class	RCSSX
* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/10).

RISK/RETURN COMPARISON
Five-Year Period Ended 12/31/10
	Average Annual Total Return	Standard Deviation	Return Efficiency*
RCS	6.06%	20.54	0.30
Russell 2000	4.47	23.11	0.19
* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

Royce Capital Fund 2010 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 87.6%

Consumer Products – 4.9%
Apparel, Shoes and Accessories - 2.1%
LaCrosse Footwear	253,231	$4,152,989
True Religion Apparel a	98,000	2,181,480
Van De Velde	33,550	1,775,381
Volcom	327,425	6,178,510
		14,288,360
Food/Beverage/Tobacco - 0.9%
Binggrae Company	44,000	2,171,116
Sipef	44,000	4,174,601
		6,345,717
Health, Beauty and Nutrition - 0.2%
Nutraceutical International a	104,500	1,482,855
Vitacost.com a,b	177,100	223,146
		1,706,001
Home Furnishing and Appliances - 0.3%
AS Creation Tapeten	49,000	1,883,167
Sports and Recreation - 1.2%
Arctic Cat a	219,244	3,209,732
Piscines Desjoyaux	187,391	1,740,354
RC2 Corporation a	155,800	3,391,766
		8,341,852
Other Consumer Products - 0.2%
CSS Industries	84,300	1,737,423
Total (Cost $30,915,861)		34,302,520

Consumer Services – 4.8%
Direct Marketing - 0.4%
Manutan International	35,900	2,369,874
Leisure and Entertainment - 0.1%
Multimedia Games a	175,882	981,422
Online Commerce - 0.4%
CryptoLogic a	385,000	535,150
GS Home Shopping	24,200	2,330,655
		2,865,805
Retail Stores - 3.5%
Buckle (The)	76,025	2,871,464
Cato Corporation (The) Cl. A	124,300	3,407,063
Jos. A. Bank Clothiers a,c	67,170	2,708,294
Kirkland's a	306,925	4,306,158
Lewis Group	231,000	2,850,549
Luk Fook Holdings (International)	1,500,000	5,239,425
Stein Mart	310,210	2,869,442
		24,252,395
Other Consumer Services - 0.4%
†Kroton Educacional (Units) a	201,000	2,645,693
Total (Cost $20,966,140)		33,115,189

Financial Intermediaries – 3.2%
Banking - 0.8%
Bancorp (The) a	202,528	2,059,710
	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
BCB Holdings a	1,303,907	$1,484,032
Pacific Continental	178,800	1,798,728
		5,342,470
Insurance - 1.2%
American Safety Insurance Holdings a	140,900	3,012,442
Argo Group International Holdings	50,027	1,873,511
Navigators Group a	42,500	2,139,875
United Fire & Casualty	43,730	976,054
		8,001,882
Securities Brokers - 1.0%
FBR Capital Markets a	465,829	1,779,467
GMP Capital	203,600	2,477,682
Sanders Morris Harris Group	420,000	3,045,000
		7,302,149
Securities Exchanges - 0.2%
Hellenic Exchanges	246,500	1,614,050
Total (Cost $22,505,459)		22,260,551

Financial Services – 3.3%
Investment Management - 1.9%
CapMan Cl. B	687,000	1,634,108
Deutsche Beteiligungs	24,600	690,333
Gluskin Sheff + Associates	187,900	3,928,835
Sprott Resource a	1,007,100	4,628,831
U.S. Global Investors Cl. A	112,300	912,999
Westwood Holdings Group	44,427	1,775,303
		13,570,409
Special Purpose Acquisition Corporation - 0.3%
Harbinger Group a	344,300	2,131,217
Other Financial Services - 1.1%
Kennedy-Wilson Holdings a	524,814	5,242,892
†Syswin ADS a	358,000	2,144,420
		7,387,312
Total (Cost $22,803,542)		23,088,938

Health – 10.2%
Commercial Services - 0.7%
PDI a	478,720	5,045,709
Drugs and Biotech - 3.2%
Anika Therapeutics a	218,565	1,449,086
Bukwang Pharmaceutical	204,000	2,399,683
Dyax Corporation a	573,816	1,227,966
Lexicon Pharmaceuticals a	1,491,286	2,147,452
Maxygen	117,200	460,596
Orchid Cellmark a	864,200	1,676,548
Sinovac Biotech a	434,700	1,964,844
SurModics a	197,946	2,349,619
3SBio ADR a	88,300	1,340,394
Vetoquinol	92,450	3,655,576
YM Biosciences a,c	319,100	743,503
†Zogenix a	490,900	2,783,403
		22,198,670

12 | Royce Capital Fund 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Health (continued)
Health Services - 2.7%
BioClinica a	292,123	$1,294,105
CorVel Corporation a	61,423	2,969,802
† EPS	1,500	3,671,019
Genoptix a	79,874	1,519,203
† IPC The Hospitalist a	56,800	2,215,768
† Transcend Services a	193,814	3,796,816
U.S. Physical Therapy a	141,960	2,813,647
		18,280,360
Medical Products and Devices - 3.6%
ArthroCare Corporation a	43,589	1,353,874
Cerus Corporation a	400,000	984,000
Cynosure Cl. A a	222,800	2,279,244
Exactech a	163,499	3,077,051
Merit Medical Systems a	229,168	3,627,730
Neogen Corporation a	58,739	2,410,061
Solta Medical a	571,323	1,742,535
STRATEC Biomedical Systems	30,000	1,279,240
Syneron Medical a	550,385	5,608,423
Young Innovations	82,053	2,626,517
		24,988,675
Total (Cost $65,966,905)		70,513,414

Industrial Products – 13.8%
Automotive - 0.4%
† Fuel Systems Solutions a,c	80,700	2,370,966
Building Systems and Components - 2.0%
AAON	131,204	3,701,265
Drew Industries	238,533	5,419,469
LSI Industries	459,413	3,886,634
WaterFurnace Renewable Energy	33,000	822,096
		13,829,464
Industrial Components - 1.2%
Graham Corporation	288,531	5,770,620
Voltamp Transformers	162,100	2,752,057
		8,522,677
Machinery - 3.3%
Burckhardt Compression Holding	25,500	7,063,636
FreightCar America	173,391	5,017,936
†Global Power Equipment Group a	140,900	3,268,880
Kadant a	156,631	3,691,793
Key Technology a	216,129	3,676,354
		22,718,599
Metal Fabrication and Distribution - 4.8%
Castle (A.M.) & Co. a	214,363	3,946,423
Foster (L.B.) Company Cl. A a	116,576	4,772,621
† Fushi Copperweld a	373,600	3,317,568
Horsehead Holding Corporation a	496,500	6,474,360
Olympic Steel	230,000	6,596,400
RBC Bearings a	102,544	4,007,420
† Sung Kwang Bend	99,000	2,054,322
†Universal Stainless & Alloy Products a	77,000	2,408,560
		33,577,674
	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing - 1.0%
Semperit AG Holding	127,713	$6,756,543
Synalloy Corporation	1,400	16,968
		6,773,511
Specialty Chemicals and Materials - 1.1%
†Graphite India	1,179,600	2,677,612
†Huchems Fine Chemical a	145,000	2,504,185
Phoscan Chemical a	1,681,800	828,806
Victrex	73,000	1,687,865
		7,698,468
Total (Cost $70,345,943)		95,491,359

Industrial Services – 10.6%
Advertising and Publishing - 0.1%
Saraiva SA Livreiros Editores	27,000	716,801
Commercial Services - 3.3%
Begbies Traynor	947,000	885,880
CRA International a	176,706	4,154,358
Electro Rent	127,600	2,062,016
Exponent a	115,829	4,347,062
Forrester Research	44,200	1,559,818
GP Strategies a	546,460	5,595,751
Heritage-Crystal Clean a	413,867	4,130,393
		22,735,278
Engineering and Construction - 2.0%
Cavco Industries a	150,704	7,036,369
Layne Christensen a	83,200	2,863,744
Sterling Construction a	303,372	3,955,971
		13,856,084
Food, Tobacco and Agriculture - 2.0%
Asian Citrus Holdings	4,000,100	5,051,608
BioExx Specialty Proteins a	571,300	1,350,251
Societe Internationale de Plantations d'Heveas	44,500	4,947,517
†Super Group	2,538,000	2,788,468
		14,137,844
Industrial Distribution - 0.3%
Houston Wire & Cable	133,400	1,792,896
Printing - 0.9%
Courier Corporation	125,518	1,948,039
Domino Printing Sciences	154,852	1,569,293
Ennis	154,300	2,638,530
		6,155,862
Transportation and Logistics - 2.0%
Euroseas	711,757	2,633,501
Marten Transport	250,180	5,348,848
Patriot Transportation Holding a	65,480	6,087,021
		14,069,370
Total (Cost $58,175,054)		73,464,135

Natural Resources – 19.0%
Energy Services - 7.1%
†Canadian Energy Services & Technology	190,700	5,629,131

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Annual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Dawson Geophysical a	137,429	$4,383,985
Gulf Island Fabrication	176,546	4,975,066
† Imdex a	1,763,292	3,237,275
Lamprell	1,294,900	6,490,691
OYO Geospace a	69,186	6,857,025
Tesco Corporation a	266,980	4,239,642
TGC Industries a	726,133	2,759,306
Total Energy Services	538,900	7,663,729
Union Drilling a	286,969	2,089,134
World Energy Solutions a	346,700	977,694
		49,302,678
Oil and Gas - 0.5%
Gran Tierra Energy a	444,100	3,575,005
Precious Metals and Mining - 11.1%
Alamos Gold	247,600	4,711,447
Allied Nevada Gold a	236,629	6,225,709
Bear Creek Mining a	329,000	3,143,417
Crosshair Exploration & Mining a,c	811,874	2,045,922
Eldorado Gold	140,800	2,614,656
Endeavour Mining a	1,472,900	4,162,576
Endeavour Silver a	651,400	4,781,276
Entree Gold a	873,700	3,023,002
Fronteer Gold a	757,200	8,881,956
Gammon Gold a	211,147	1,729,294
Great Basin Gold a	1,288,675	3,823,385
†International Tower Hill Mines	277,000	2,789,390
Keegan Resources a	376,600	3,333,079
Lumina Copper a	786,900	3,846,258
Quaterra Resources a	895,000	1,773,257
Silvercorp Metals	547,600	7,025,708
Uranium Resources a	695,200	2,363,680
US Gold a	821,796	6,631,894
Victoria Gold a	2,015,000	2,188,675
Western Copper a	720,000	1,926,179
		77,020,760
Other Natural Resources - 0.3%
Magma Energy a	1,352,300	1,999,277
Total (Cost $68,744,022)		131,897,720

Technology – 12.9%
Aerospace and Defense - 0.7%
Ducommun	122,200	2,661,516
LaBarge a	159,699	2,508,871
		5,170,387
Components and Systems - 3.2%
† Fabrinet a	171,800	3,693,700
Pfeiffer Vacuum Technology	32,400	3,810,058
SMART Modular Technologies (WWH) a	957,172	5,513,311
Super Micro Computer a	160,211	1,848,835
Vaisala Cl. A	108,050	2,959,938
Xyratex a	287,600	4,690,756
		22,516,598
	SHARES	VALUE
Technology (continued)
Distribution - 0.4%
Diploma	605,000	$2,617,533
Internet Software and Services - 0.5%
†VASCO Data Security International a	389,330	3,165,253
IT Services - 0.2%
Neurones	170,000	1,562,936
Semiconductors and Equipment - 3.8%
Advanced Energy Industries a	121,300	1,654,532
ATMI a	252,000	5,024,880
†AXT a	431,947	4,509,527
GSI Technology a	208,261	1,686,914
Inficon Holding	9,000	1,727,807
Rubicon Technology a,c	107,700	2,270,316
Rudolph Technologies a	274,541	2,259,472
Sigma Designs a	305,364	4,327,008
Supertex a	127,700	3,087,786
		26,548,242
Software - 1.6%
†Envestnet a	139,700	2,383,282
Pervasive Software a	126,100	650,676
PROS Holdings a	273,423	3,114,288
Smith Micro Software a	295,554	4,652,020
		10,800,266
Telecommunications - 2.5%
Anaren a	267,313	5,573,476
Atlantic Tele-Network	139,650	5,354,181
Digi International a	259,500	2,880,450
KVH Industries a	264,400	3,159,580
		16,967,687
Total (Cost $64,185,167)		89,348,902

Miscellaneousd – 4.9%
Total (Cost $31,657,362)		34,077,185

TOTAL COMMON STOCKS
(Cost $456,265,455)		607,559,913

REPURCHASE AGREEMENT – 12.8%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $88,911,963 (collateralized by obligations of various U.S. Government Agencies, due 4/25/11, valued at $91,134,410) (Cost $88,911,000)		88,911,000

14 | Royce Capital Fund 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

Royce Capital Fund–Small-Cap Portfolio

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $3,903,899)	$3,903,899

TOTAL INVESTMENTS – 101.0%
(Cost $549,080,354)	700,374,812

LIABILITIES LESS CASH AND OTHER ASSETS – (1.0)%	(6,698,956)

NET ASSETS – 100.0%	$693,675,856
	SHARES	VALUE
COMMON STOCKS – 90.5%

Consumer Products – 11.0%
Apparel, Shoes and Accessories - 6.9%
†Carter's a	392,063	$11,569,779
Guess?	87,845	4,156,825
Steven Madden a	402,212	16,780,285
Wolverine World Wide	422,052	13,455,018
		45,961,907
Food/Beverage/Tobacco - 2.6%
J&J Snack Foods	202,195	9,753,887
Lancaster Colony	135,826	7,769,247
		17,523,134
Health, Beauty and Nutrition - 1.5%
Inter Parfums	332,696	6,271,319
Nutraceutical International a	285,104	4,045,626
		10,316,945
Total (Cost $51,346,714)		73,801,986

Consumer Services – 12.7%
Leisure and Entertainment - 2.1%
International Speedway Cl. A	267,500	7,000,475
World Wrestling Entertainment Cl. A	475,807	6,775,492
		13,775,967
Retail Stores - 10.6%
American Eagle Outfitters	523,215	7,654,635
Buckle (The)	394,094	14,884,930
Cato Corporation (The) Cl. A	352,292	9,656,324
Dress Barn (The) a	750,688	19,833,177
Jos. A. Bank Clothiers a	478,136	19,278,444
		71,307,510
Total (Cost $67,741,303)		85,083,477

Financial Intermediaries – 14.8%
Insurance - 13.5%
Allied World Assurance Company Holdings	333,000	19,793,520
Alterra Capital Holdings	385,863	8,350,075
American Safety Insurance Holdings a	120,358	2,573,254
Amerisafe a	333,448	5,835,340
Aspen Insurance Holdings	376,200	10,766,844
Endurance Specialty Holdings	65,400	3,012,978
Meadowbrook Insurance Group	802,264	8,223,206
Montpelier Re Holdings	338,877	6,757,207
Reinsurance Group of America	150,600	8,088,726
†StanCorp Financial Group	253,200	11,429,448
Validus Holdings	194,513	5,954,043
		90,784,641
Securities Brokers - 1.3%
Knight Capital Group Cl. A a	642,782	8,863,964
Total (Cost $83,102,972)		99,648,605

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Financial Services – 3.7%
Information and Processing - 0.7%
Total System Services	302,200	$4,647,836
Insurance Brokers - 0.7%
Brown & Brown	209,785	5,022,253
Investment Management - 2.3%
Federated Investors Cl. B	579,300	15,160,281
Total (Cost $20,215,455)		24,830,370

Health – 13.9%
Drugs and Biotech - 1.7%
Emergent Biosolutions a	486,696	11,417,888
Health Services - 9.8%
Almost Family a	348,183	13,377,191
Chemed Corporation	120,700	7,665,657
†LHC Group a	371,150	11,134,500
†Magellan Health Services a	168,758	7,978,878
MEDNAX a	251,809	16,944,227
† Transcend Services a	156,091	3,057,823
U.S. Physical Therapy a	277,600	5,502,032
		65,660,308
Medical Products and Devices - 1.2%
Kensey Nash a	93,229	2,594,563
Patterson Companies	189,700	5,810,511
		8,405,074
Personal Care - 1.2%
Obagi Medical Products a	678,999	7,842,439
Total (Cost $71,498,069)		93,325,709

Industrial Products – 6.7%
Automotive - 1.4%
Dorman Products a	254,442	9,220,978
Building Systems and Components - 0.6%
Simpson Manufacturing	123,185	3,807,648
Industrial Components - 1.9%
GrafTech International a	657,000	13,034,880
Machinery - 0.4%
Lincoln Electric Holdings	40,899	2,669,478
Metal Fabrication and Distribution - 1.1%
Schnitzer Steel Industries Cl. A	46,800	3,107,052
Sims Metal Management ADR	198,270	4,330,217
		7,437,269
Paper and Packaging - 0.2%
Orchids Paper Products a,c	130,659	1,599,266
Pumps, Valves and Bearings - 1.1%
Gardner Denver	104,149	7,167,534
Total (Cost $26,364,021)		44,937,053

Industrial Services – 4.7%
Commercial Services - 2.9%
FTI Consulting a	163,900	6,110,192
MAXIMUS	206,500	13,542,270
		19,652,462
	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction - 0.6%
Orion Marine Group a,c	335,800	$3,895,280
Transportation and Logistics - 1.2%
Kirby Corporation a	174,000	7,664,700
Total (Cost $25,716,233)		31,212,442

Natural Resources – 9.6%
Energy Services - 6.5%
†Atwood Oceanics a	338,800	12,660,956
Helmerich & Payne	34,400	1,667,712
Oil States International a	101,400	6,498,726
Rowan Companies a	267,100	9,324,461
Trican Well Service	151,400	3,066,676
Unit Corporation a	219,300	10,193,064
		43,411,595
Oil and Gas - 1.5%
Cimarex Energy	67,118	5,941,957
Energen Corporation	88,600	4,275,836
		10,217,793
Precious Metals and Mining - 1.6%
Agnico-Eagle Mines	47,500	3,643,250
Major Drilling Group International	69,100	2,887,564
Pan American Silver	107,500	4,430,075
		10,960,889
Total (Cost $39,161,197)		64,590,277

Technology – 9.5%
Aerospace and Defense - 5.0%
†Cubic Corporation	136,189	6,421,311
ManTech International Cl. A a	430,441	17,790,127
†NCI Cl. A a	398,415	9,159,561
		33,370,999
Components and Systems - 1.7%
†Fabrinet a	363,700	7,819,550
Rimage Corporation a	254,598	3,796,056
		11,615,606
Semiconductors and Equipment - 1.4%
MKS Instruments a	390,700	9,568,243
Telecommunications - 1.4%
Comtech Telecommunications	325,966	9,039,037
Plantronics	8,800	327,536
		9,366,573
Total (Cost $61,291,115)		63,921,421

Miscellaneousd – 3.9%
Total (Cost $23,595,066)		26,467,303

TOTAL COMMON STOCKS
(Cost $470,032,145)		607,818,643

16 | Royce Capital Fund 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

VALUE

REPURCHASE AGREEMENT – 9.7%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $65,478,709 (collateralized by obligations of various U.S. Government Agencies, due 4/25/11, valued at $67,116,425) (Cost $65,478,000)	$65,478,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $79,775)	79,775

TOTAL INVESTMENTS – 100.2%
(Cost $535,589,920)	673,376,418

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(1,644,656)

NET ASSETS – 100.0%	$671,731,762

†	New additions in 2010.
a	Non-income producing.
b
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures established by the Fund's Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

c	All or a portion of these securities were on loan at December 31, 2010.
d	Includes securities first acquired in 2010 and less than 1% of net assets.
Bold indicates a Fund's 20 largest equity holdings in terms of December 31, 2010 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Annual Report to Shareholders | 17

Statements of Assets and Liabilities	December 31, 2010

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$611,463,812	$607,898,418
Repurchase agreements (at cost and value)	88,911,000	65,478,000
Cash and foreign currency	86,663	14
Receivable for investments sold	–	287,929
Receivable for capital shares sold	565,592	4,261,725
Receivable for dividends and interest	388,503	451,851
Prepaid expenses and other assets	7,701	7,381
Total Assets	701,423,271	678,385,318
LIABILITIES:
Payable for collateral on loaned securities	3,903,899	79,775
Payable for investments purchased	1,016,996	469,225
Payable for capital shares redeemed	1,993,730	5,441,079
Payable for investment advisory fees	713,950	563,705
Accrued expenses	118,840	99,772
Total Liabilities	7,747,415	6,653,556
Net Assets	$693,675,856	$671,731,762
ANALYSIS OF NET ASSETS:
Paid-in capital	$565,008,184	$551,872,127
Undistributed net investment income (loss)	(4,773,871)	2,542,361
Accumulated net realized gain (loss) on investments and foreign currency	(17,842,105)	(20,469,261)
Net unrealized appreciation (depreciation) on investments and foreign currency	151,283,648	137,786,535
Net Assets	$693,675,856	$671,731,762
Investment Class	$676,653,588	$630,226,816
Service Class	17,022,268	41,504,946
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	55,559,861	60,281,769
Service Class	1,402,880	4,000,462
NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$12.18	$10.45
Service Class	12.13	10.38
* Investments at identified cost	$460,169,354	$470,111,920
Market value of loaned securities	3,542,277	78,147

18 | Royce Capital Fund 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year ended	Year ended	Year ended	Year ended
	12/31/10	12/31/09	12/31/10	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(504,238)	$(543,220)	$2,545,361	$716,107
Net realized gain (loss) on investments and foreign currency	42,699,505	(23,003,771)	38,542,478	(48,995,588)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	115,084,250	213,461,362	67,628,073	166,433,333
Net increase (decrease) in net assets from investment operations	157,279,517	189,914,371	108,715,912	118,153,852
DISTRIBUTIONS:
Net investment income
Investment Class	(10,945,110)	–	(678,030)	–
Service Class	(263,935)	–	(40,661)	–
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–
Total distributions	(11,209,045)	–	(718,691)	–
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	112,156,586	104,625,551	149,283,959	152,785,352
Service Class	9,323,052	2,464,138	36,064,730	4,334,197
Distributions reinvested
Investment Class	10,945,110	–	678,030	–
Service Class	263,935	–	40,661	–
Value of shares redeemed
Investment Class	(111,593,873)	(98,326,323)	(90,337,316)	(94,541,635)
Service Class	(2,488,783)	(1,462,590)	(4,556,985)	(1,506,356)
Net increase (decrease) in net assets from capital share transactions	18,606,027	7,300,776	91,173,079	61,071,558
NET INCREASE (DECREASE) IN NET ASSETS	164,676,499	197,215,147	199,170,300	179,225,410
NET ASSETS:
Beginning of year	528,999,357	331,784,210	472,561,462	293,336,052
End of year	$693,675,856	$528,999,357	$671,731,762	$472,561,462

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(4,773,871)	$4,096,900	$2,542,361	$726,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Annual Report to Shareholders | 19

Statements of Operations	Year Ended December 31, 2010

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$6,631,407	$8,211,324
Interest	48,566	51,421
Securities lending	297,544	115,500
Total income	6,977,517	8,378,245
Expenses:
Investment advisory fees	7,072,535	5,474,000
Distribution fees	25,785	52,193
Custody	154,506	54,588
Shareholder reports	84,181	85,136
Administrative and office facilities	60,965	56,603
Trustees' fees	33,370	31,607
Audit	27,553	26,470
Shareholder servicing	15,530	23,968
Legal	12,758	11,809
Registration	761	8,403
Other expenses	17,211	16,808
Total expenses	7,505,155	5,841,585
Compensating balance credits	(98)	(46)
Fees waived by distributor	(23,302)	(8,655)
Net expenses	7,481,755	5,832,884
Net investment income (loss)	(504,238)	2,545,361
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	42,629,223	38,541,992
Foreign currency transactions	70,282	486
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	115,066,597	67,628,474
Other assets and liabilities denominated in foreign currency	17,653	(401)
Net realized and unrealized gain (loss) on investments and foreign currency	157,783,755	106,170,551
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$157,279,517	$108,715,912

20 | Royce Capital Fund 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.  Per share amounts  have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2010	$9.52	$(0.01)	$2.87	$2.86	$(0.20)	$–	$(0.20)	$12.18	30.10%	$676,654	1.32%	1.32%	1.32%	(0.09)%	35%
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98	629,953	1.31	1.31	1.31	0.19	47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07	561,257	1.32	1.31	1.31	(0.09)	41
Micro-Cap Portfolio – Service Class(a)
2010	$9.49	$(0.08)	$2.91	$2.83	$(0.19)	$–	$(0.19)	$12.13	29.90%	$17,022	1.63%	1.63%	1.40%	(0.12)%	35%
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71	3,515	2.11	2.11	1.58	(0.06)	47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06 #	1,262	8.67 ##	8.67 ##	1.58 ##	0.16 ##	41
Small-Cap Portfolio – Investment Class
2010	$8.68	$0.04	$1.74	$1.78	$(0.01)	$–	$(0.01)	$10.45	20.52%	$630,227	1.06%	1.06%	1.06%	0.47%	34%
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)	345,747	1.09	1.08	1.08	0.60	64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57	274,089	1.08	1.08	1.08	0.08	54
Small-Cap Portfolio – Service Class(a)
2010	$8.64	$0.03	$1.72	$1.75	$(0.01)	$–	$(0.01)	$10.38	20.26%	$41,505	1.34%	1.34%	1.30%	0.36%	34%
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)	1,647	2.09	2.09	1.36	0.23	64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94 #	103	15.77 ##	15.77 ##	1.36 ##	(0.12)##	54

(a)	The Class commenced operations on May 2, 2006.
#	Not annualized
##	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Annual Report to Shareholders | 21

Notes to Financial Statements

Summary of Significant Accounting Policies:
    Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
    Level 1 – quoted prices in active markets for identical securities.
    Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.
    Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common stocks	$421,248,954	$186,087,813	$223,146	$607,559,913
Cash equivalents	3,903,899	88,911,000	–	92,814,899
Small-Cap Portfolio
Common stocks	601,864,403	5,954,240	–	607,818,643
Cash equivalents	79,775	65,478,000	–	65,557,775

 22 | Royce Capital Fund 2010 Annual Report to Shareholders

Valuation of Investments (continued):
Level 3 Reconciliation:
Realized and
	Balance as of			Unrealized	Balance as of
	12/31/09	Transfers In	Sales	Gain (Loss)(1)	12/31/10
Micro-Cap Portfolio
Common stocks	$ –	$ 2,298,652	$ 504,387	$ (1,571,119)	$ 223,146

(1)   The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
    The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Royce Capital Fund 2010 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 15, 2011. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2010.

Capital Share Transactions (in shares):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Micro-Cap Portfolio
Investment Class	10,794,303	14,090,508	917,444	–	(10,970,658)	(13,644,002)	741,089	446,506
Service Class	882,548	291,375	22,217	–	(229,657)	(181,998)	675,108	109,377
Small-Cap Portfolio
Investment Class	16,181,217	21,504,775	64,698	–	(9,796,048)	(13,163,502)	6,449,867	8,341,273
Service Class	3,897,298	621,340	3,910	–	(498,139)	(248,585)	3,403,069	372,755

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through April 30, 2011. For the year ended December 31, 2010, Micro-Cap Portfolio recorded advisory fees of $7,072,535 and Small-Cap Portfolio recorded advisory fees of $5,474,000.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2010, Micro-Cap Portfolio-Service Class recorded net distribution fees of $2,483 and Small-Cap Portfolio-Service Class recorded net distribution fees of $43,538.

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$176,693,115	$210,244,459
Small-Cap Portfolio	252,339,228	167,521,763

Class Specific Expenses:
    Class specific expenses were as follows for the year ended December 31, 2010:
	Net Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration	Transfer Agent Balance Credits	Total
Micro-Cap Portfolio – Investment Class	$–	$9,648	$83,565	$126	$(3)	$93,336
Micro-Cap Portfolio – Service Class	2,483	5,882	616	635	(2)	9,614
	2,483	15,530	84,181	761	(5)
Small-Cap Portfolio – Investment Class	–	18,077	83,394	5,409	(3)	106,877
Small-Cap Portfolio – Service Class	43,538	5,891	1,742	2,994	(1)	54,164
	43,538	23,968	85,136	8,403	(4)

Tax Information:
    At December 31, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
	Tax Basis	Appreciation	Gross Unrealized
	Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$572,240,699	$128,134,113	$175,899,091	$47,764,978
Small-Cap Portfolio	535,700,211	137,676,207	146,358,680	8,682,473

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

 24 | Royce Capital Fund 2010 Annual Report to Shareholders

Tax Information (continued):
    Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains
	2010	2009	2010	2009
Micro-Cap Portfolio	$11,209,045	$–	$–	$–
Small-Cap Portfolio	718,691	–	–	–

    The tax basis components of distributable earnings at December 31, 2010 were as follows:

		Capital	Net	Post
	Undistributed	Loss	Unrealized	October	Total	Loss
	Ordinary	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	to 12/31/17	(Depreciation)(1)	Deferral(2)	Earnings	Utilized
Micro-Cap Portfolio	$15,999,557	$(15,455,187)	$128,123,302	$–	$128,667,672	$40,069,043
Small-Cap Portfolio	2,542,365	(20,358,971)	137,676,245	(4)	119,859,635	38,149,482

(1)	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
(2)
Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2010, the Funds recorded the following permanent reclassifications, which relate primarily to publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Micro-Cap Portfolio	$2,842,512	$(2,842,512)	$–
Small-Cap Portfolio	(10,797)	10,793	4

    Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2007 – 2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2010, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

Royce Capital Fund 2010 Annual Report to Shareholders | 25

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2010 and held for the entire six-month period ended December 31, 2010. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Account Value	Account Value	Paid During the	Annualized Expense
	7/1/10	12/31/10	Period(1)	7/1/10	12/31/10	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,321.79	$7.72	$1,000.00	$1,018.55	$6.72	1.32%
Small-Cap Portfolio	1,000.00	1,206.61	5.90	1,000.00	1,019.86	5.40	1.06%

Service Class

Micro-Cap Portfolio	1,000.00	1,319.87	8.19	1,000.00	1,018.15	7.12	1.40%
Small-Cap Portfolio	1,000.00	1,206.82	7.06	1,000.00	1,018.80	6.46	1.27%

(1)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.

(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

    In January 2011, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2010.

2010 Supplemental Tax Information:

Fund	% QDI	% U.S. Govt Income	% Income Qualifying For DRD	Long-Term Capital Gain Distribution or Maximum Allowable (OOO’s)
Micro-Cap Portfolio	39.81%	N/A	23.85%	N/A
Small-Cap Portfolio	100.00%	N/A	100.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

 26 | Royce Capital Fund 2010 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 56 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.
Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

 * Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2010 Annual Report to Shareholders | 27

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap index includes 1,000 of the smallest securities in the small-cap Russell 2000 index. The Russell Midcap index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•   the Funds’ future operating results,
•   the prospects of the Funds’ portfolio companies,
•   the impact of investments that the Funds have made or may make,
•   the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•   the ability of the Funds’ portfolio companies to achieve their objectives.
    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

 28 | Royce Capital Fund 2010 Annual Report to Shareholders

Style Points

 It is impossible to produce superior performance unless you do something different from the majority.
– Sir John Templeton

Every active manager needs an edge.  There needs to be something dynamic and at least somewhat unique about the security selection process that sets their portfolios apart. This is especially true if their goal—as it is for us here at The Royce Funds—is to generate strong absolute long-term returns.  The quote above from Sir John Templeton illustrates this perfectly. How any “superior performance” is produced, however, is another matter.
    After all, the world is full of ostensibly great investment approaches, seemingly sound strategies and apparently foolproof methods for making money in the stock market. Yet these techniques do not always accomplish what they set out to do. With this in mind, it seems to us that the key questions are, how does one establish a long-term performance edge? How does a manager do something differently from the majority, and do it successfully?
    The questions have only grown in importance over the last three years, as the world just barely avoided a collapse of the global financial system late in 2008  and has been struggling to create a more lasting recovery ever since. These difficulties of the more recent period further validate the importance of measuring performance over full market cycles (or rolling five- and 10-year periods), spans that include both up and down phases. On those scores, a close look at pages 8-11 provides the long-term returns for the two Royce Capital Fund portfolios and their showings against their benchmark.
    The success that we have enjoyed over these periods is the result of three closely related elements.  The first two relate to how we look at companies.

Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and  our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

First, we use a time-tested approach that most commonly focuses on strong balance sheets, high returns on invested capital and a record of success as a business. Second, we pay very close attention to risk at multiple levels. While most managers focus chiefly on potential returns, we devote at least equal  and sometimes more attention to the risk side of the equation. Our contention is that failing to do so can erode, or even destroy, long-term returns.
    Combined with this is an equally important third factor: our managers’ willingness to stick to their respective approaches, regardless of market movements and trends. Adhering to the discipline is as vital to our success as the approach itself.  This is especially relevant during market extremes such as those we have seen over the last several years.
    For us, the security selection process and the discipline and commitment to stick with it are inextricably bound together. Our goal is always to grow capital. While we enjoy besting benchmarks as much as any active  asset manager, our focus is never on beating the market. When it happens, we see it only as a happy byproduct of the successful execution of our investment discipline. Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

This page is not part of the 2010 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $37 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $130 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us General information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2010 - $34,996
Year ended December 31, 2009 - $51,026

(b)	Audit-Related Fees:
Year ended December 31, 2010 - $0
Year ended December 31, 2009 - $0

(c)	Tax Fees:
Year ended December 31, 2010 - $15,002 - Preparation of tax returns and excise tax review
Year ended December 31, 2009 - $20,975 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2010 - $0
Year ended December 31, 2009 - $0

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2010 – $15,002
Year ended December 31, 2009 – $20,975

(h)	No such services were rendered during 2010 or 2009.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: February 25, 2011		Date: February 25, 2011